SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 1998


                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

    Delaware                         0-17581                     22-2358635
(State of other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

102 Chestnut Ridge Road, Montvale, New Jersey                       07645
(Address of principal executive offices)                          (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

      On June 29, 1998, Geotek Communications, Inc. (the "Company") issued a press release announcing that the Company and its domestic subsidiaries have filed voluntary petitions seeking protection under Chapter 11 of the U.S. Bankruptcy Code. The filing, together with $10.0 million in debtor-in-possession financing, will enable the Company to conduct its business while it attempts to negotiate a plan to reorganize with its major creditors and seek additional capital; or, in the alternative, to find a strategic buyer for its business. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          (99) Press Release dated June 29, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEK COMMUNICATIONS, INC.

Date: June 29, 1998                     By: /s/ Robert Vecsler
                                            ------------------------------------
                                            Name:  Robert Vecsler
                                            Title  Secretary and General Counsel